[Logo]
                                 FLAG INVESTORS

                                     Growth

                       Flag Investors Emerging Growth Fund
                       Flag Investors Equity Partners Fund
                        Flag Investors International Fund

                                  Equity Income

                   Flag Investors Real Estate Securities Fund
                      Flag Investors Telephone Income Fund

                                    Balanced

                        Flag Investors Value Builder Fund

                                     Income

                  Flag Investors Intermediate-Term Income Fund
              Flag Investors Total Return U.S. Treasury Fund Shares

                                 Tax-Free Income

                  Flag Investors Managed Municipal Fund Shares
                      Flag Investors Maryland Intermediate
                              Tax-Free Income Fund

                                 Current Income

                    Flag Investors Cash Reserve Prime Shares

                                  P.O. Box 515
                            Baltimore, Maryland 21203
                                  800-767-FLAG

                                 Distributed by:
                                ALEX. BROWN &SONS
                                  INCORPORATED
[Logo]
Flag
Investors
Value
Builder
Fund

Semi-Annual Report
September 30, 1996

FLAG INVESTORS
VALUE BUILDER FUND
--------------------------------------------------------------------------------

Report Highlights

(bullet) Your Fund achieved excellent results over the last 3-, 6- and 9-month periods, comparing favorably against other balanced funds. The Fund outperformed the S&P 500 and the Lehman Brothers Government/Corporate Bond Index, two industry benchmarks.

(bullet) The Fund's asset mix has not changed materially in the last six months with the equity portion currently at 72.4%. New and existing shareholders added $12 million to the Fund over the period.

(bullet) Overall investment trends generally remained positive except for the rise in interest rates since the beginning of the year. Inflation is at very modest levels. Signs of slowing corporate profitability suggest that the inflationary outlook will remain favorable.

(bullet) For your Fund's new investments, we continue to focus on finding
         "out-of-favor" companies with strong, excess cash flow, run by shareholder-oriented managements who will best use this free cash to generate superior long-term returns.

Fund Highlights

-------------------------------------------------------------------------------
                         Growth of a $10,000 Investment

                               in Class A Shares*
                       June 15, 1992 - September 30, 1996


                  [graph appears here--see plot points below]

                            6/92            10,000
                           12/92            10,776
                            6/93            11,526
                           12/93            12,043
                            6/94            11,666
                           12/94            11,998
                            6/95            14,076
                           12/95            15,744
                            6/96            17,217
                            9/96            18,105


$10,000 invested in the Value Builder Fund's Class A Shares at inception on June 15, 1992 was worth $18,105 on September 30, 1996.


-------------------------------------------------------------------------------
*These figures assume the reinvestment of dividends and capital gains distributions and exclude the impact of any sales charge. If the sales charge were reflected, the quoted performance would be lower. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed. Past performance is not an indicator of future results.

FLAG INVESTORS
VALUE BUILDER FUND
--------------------------------------------------------------------------------


Fellow Shareholders:

     We are pleased to report on the progress of your Fund for the period ended September 30, 1996.

Performance Update

     The Value Builder Fund continues to post excellent returns. For the past 3-, 6-, and 9-month periods, the Fund's Class AShares have increased 5.2%, 8.3% and 13.7%, respectively. The primary reasons for the Fund's strong performance have been above-average earnings gains of portfolio companies and improving valuations. It is interesting to note that these gains have been achieved even though interest rates for long-term bonds have risen almost a full percentage point since the beginning of the year.

     Your Fund's results compare very favorably with a broad stock market index, the S&P 500, as well as with a fixed-income benchmark, the Lehman Brothers Government/Corporate Bond Index.

-----------------------------------------------------------------
                            Total Return Comparisons(1)

  For periods ended 9/30/96:      3 Months   6 Months   9 Months
-----------------------------------------------------------------

  Flag Investors Value Builder
    Fund Class A Shares              5.2%      8.3%       13.7%
-----------------------------------------------------------------
  S&P 500                            3.1%      7.7%       13.5%
-----------------------------------------------------------------

  Lehman Brothers Gov't/
    Corp. Bond Index                 1.8%      2.2%       -0.2%
-----------------------------------------------------------------

     In addition to excellent results versus the above indices, we are especially pleased to report that the Fund's performance continues to rank very high among its peers, placing 13th out of 265 funds and 4th out of 141 funds for the 1- and 3-year periods ended September 30, 1996, respectively, in Lipper Analytical's Balanced Funds category.(2) The Fund has also received an "A" designation for the same periods from The Wall Street Journal,(3) and has earned a 4-star overall rating from Morningstar.(4)

     Illustrated in the chart on page 1 is the growth of a $10,000 investment in the Fund's Class A Shares since inception. A full summary of investment returns for the Fund is provided in the charts on page 5.

     The best performers over the past nine months represent common stocks owned in the portfolio over various time periods (see chart, page 3). This clearly demonstrates that our long-term core holdings continue to contribute to the Fund's performance, but it also highlights the fact that we are always adding new securities that represent good value.

----------------

(1) These figures assume the reinvestment of dividends and capital gains distributions and exclude the impact of any sales charge. The unmanaged indices shown are widely recognized as indicators of performance in their respective sectors. Past performance is not an indicator of future results. Please review the Additional Performance Information on page 5.

(2) The Lipper rankings are based on performance for the periods ended September 30, 1996 relative to other funds in the category. Performance figures used in these rankings exclude the impact of any sales charge.

(3) Funds are categorized by The Wall Street Journal based on classifications by Lipper and are ranked by total return performance relative to other funds in their respective categories. This ranking indicates that the Fund's 1- and 3-year total returns placed in the top 20% of 387 and 249 funds, respectively, in the Blended Funds category.

(4) Morningstar's rating system of one (lowest) to five (highest) stars is based on risk and return ratios for 3-, 5- and 10-year periods and considers all sales charges and fees. Ratings are based on performance within the entire equity fund universe. Ten percent of funds in an investment category receive five stars and 22.5% receive four stars.

FLAG INVESTORS
VALUE BUILDER FUND
-------------------------------------------------------


                    Best Performers

                  (12/31/95-9/30/96)

-------------------------------------------------------

                                            Original
                                Percent    Investment
   Security                      Gain         Date
   Conseco                       +57.3%        6/92
   Monsanto                      +49.0        11/94
   MBNA                          +41.4         3/93
   Hilton Hotels*                +37.1         2/96
   IBM                           +36.3        11/93
   Liz Claiborne                 +35.5         7/93
   Citicorp                      +34.8         6/95
   Times Mirror                  +31.4         5/95
   Autodesk*                     +31.0         8/96
   LodgeNet Entertainment        +28.9         8/94
-------------------------------------------------------
*Security added during the period.

     The only meaningful loser during the period was Unicom, which declined 23%.

Asset Mix

     Your Fund remains essentially fully invested with more than 95% of the Fund's assets in stocks and bonds. The equity portion increased slightly during the past six months, reflecting the strong performance of this category and the net purchase of shares. In addition, the Fund received more than $12 million from new and existing shareholders over the period. We appreciate this expression of confidence.

                                   Asset Mix

                                 March 31, 1996


            [Pie chart appears here -- plot points are listed below]

                       3.6%    Short-Term Investments
                      25.5%    Fixed-Income
                      70.9%    Common Stocks and Convertibles

                               September 30, 1996

            [Pie chart appears here -- plot points are listed below]

                       4.3%    Short-Term Investments
                      23.3%    Fixed-Income
                      72.4%    Common Stocks and Convertibles




Investment Environment

     With the exception of the rise in interest rates from 6% to 6.9% for long-term bonds since the beginning of the year, overall investment trends have generally remained in positive territory. Inflation continues to come in at very modest levels, and even with the pending increases in the minimum wage, we do not expect any significant changes in the inflationary outlook. Corporate profitability remains on the upswing although earnings per share gains for some industries and companies is proving to be a little more difficult than in prior years.

     As noted in our previous communications, we try to use market volatility to our advantage by acquiring shares of companies at larger discounts to intrinsic value than would otherwise be possible. We pay very close attention to the price we pay for our investments. Since price is the critical element in the equation of determining how good the value is that we are getting, we don't spend time forecasting the direction of the stock market or the level of

FLAG INVESTORS
VALUE BUILDER FUND
--------------------------------------------------------------------------------


interest rates. Rather, our focus is on finding "out-of-favor" companies with strong, excess cash flow, run by shareholder-oriented managements who will best use this free cash to generate superior long-term returns.

     What is particularly interesting to us today is that even though the equity investment markets have been quite generous for the past several years, there is no real shortage of investment opportunities being created regularly in the common stock arena. Part of the reason for this phenomenon seems to be the short-term focus of many investors whereupon any shortfall in a company's expected progress results in significant selling pressure on the shares. Because our investment horizon is typically years, not months, these temporary price pressures are often "opportunities knocking."

Portfolio Developments

     Since our last report to shareholders, we have remained active in our pursuit of improving the prospects of your Fund by adding to positions or creating new ones. Our largest common stock purchases are listed below.

     Our three largest common stock sales, Fleetwood, Reebok and Albemarle, were eliminations all as the result of Dutch tenders, i.e. large repurchase of shares, initiated by each company to increase value for their shareholders.

---------------------------------------------------
              Five Largest Purchases
---------------------------------------------------
   Security                                Cost
   GCRHoldings Limited                  $2,210,937
   Kmart Corp.                           2,044,375
   Wells Fargo                           1,924,410
   Autodesk                              1,390,400
   Baxter                                1,303,350
---------------------------------------------------

     The Fund's five largest common stock holdings in the chart below all contributed to the Fund's performance in the past six months.

------------------------------------------------------
           Five Largest Common Stock Holdings
               (as of September 30, 1996)
------------------------------------------------------
                                 Market     Six Month
                    Cost         Value      % Change
                 ----------    ----------   ---------
 Conseco         $ 5,940,048  $12,210,405       36.1%
 McDonnell
   Douglas         2,346,273    6,300,000       14.9
 Arcadian          4,115,444    6,271,037       25.9
 Johnson&
   Johnson         2,336,865    5,842,500       11.1
 Monsanto          2,042,340    5,110,000       18.9
                 $16,780,970  $35,733,942

------------------------------------------------------
     We thank you for your continuing interest and support and look forward to the ongoing process of building value for you.



Respectfully submitted,

/s/ Hobart C. Buppert, II   /s/ J. Dorsey Brown III
-------------------------   -------------------------

Hobart C. Buppert, II       J. Dorsey Brown, III
President                   Executive Vice President

October 25, 1996

FLAG INVESTORS
VALUE BUILDER FUND
--------------------------------------------------------------------------------


Fund Performance
-----------------------------------------------------------


                       TOTAL RETURN PERFORMANCE*

                            Class A  Class B  Class D
  Periods ended 9/30/96:    Shares   Shares  Shares**

-----------------------------------------------------------
   3 Months                    5.2%    4.9%     5.0%
-----------------------------------------------------------
  12 Months                   18.5%   17.7%    18.1%
-----------------------------------------------------------
  Since Inception:           6/15/92  1/3/95  11/9/92
                             -------  ------  -------
  (Cumulative)                81.0%   48.8%    70.6%
-----------------------------------------------------------

*These figures assume the reinvestment of all dividends and capital gains distributions but exclude the impact of any sales charge. Performance figures for the classes differ because each class maintains a distinct expense structure and each has a different inception date. For further details on expense structures, please refer to the Fund's prospectus.

**As of November 18, 1994, Class D Shares are no longer available for sale; however, existing shareholders may reinvest their dividends.

Additional Performance Information

The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. The Securities and Exchange Commission (SEC) requires that when we report such figures, we also include the Fund's total return, according to a standardized formula, for various time periods through the end of the most recent calendar quarter. The SEC total return figures differ from those we reported because the time periods may be different and because the SEC calculation includes the impact of the currently effective 4.50% maximum sales charge for the Fund's Class A Shares, 4.00% maximum contingent deferred sales charge for the Fund's Class B Shares and 1.50% maximum sales charge and 1.00% maximum contingent deferred sales charge for the Fund's Class D Shares.


--------------------------------------------------------------------
                      AVERAGE ANNUAL TOTAL RETURN

                         Class A   Class B   Class D  Institutional
Periods ended 9/30/96:   Shares     Shares    Shares     Shares

--------------------------------------------------------------------
  One Year                13.19%    14.50%    15.62%      --
--------------------------------------------------------------------
  Since Inception*        13.59%    23.66%    14.09%   19.54%**
--------------------------------------------------------------------

 * Inception dates: Class A Shares 6/15/92;Class B Shares 1/3/95; Class D Shares 11/9/92; Institutional Shares 11/2/95.

** Annualized.

     These total returns correspond to those experienced by individual shareholders only if their shares were purchased on the first day of each time period and the maximum sales charge was paid.

     Any performance figures shown are for the full period indicated. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed. Past performance is not an indicator of future results.

     This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. For more complete information regarding any of the Flag Investors Funds, including charges and expenses, obtain a prospectus from your investment representative or directly from the Fund at 1-800-767-FLAG. Read it carefully before you invest.

                             FLAG INVESTORS
                           VALUE BUILDER FUND
--------------------------------------------------------------------------------
Statement of Net Assets                                       September 30, 1996
(Unaudited)

                                                                    Market Value
            Shares                                                    (Note A)
--------------------------------------------------------------------------------
   COMMON STOCK: 68.7%

   Banking: 3.7%

            35,000  Citicorp                                         $ 3,171,875
           100,000  KeyCorp                                            4,400,000
             8,000  Wells Fargo & Company                              2,080,000
--------------------------------------------------------------------------------
                                                                       9,651,875

   Basic Industry: 5.6%

           252,102  Arcadian Corp.                                     6,271,037
            20,000  Georgia-Pacific Corp.                              1,582,500
            30,000  Hercules, Inc.                                     1,642,500
           140,000  Monsanto Co.                                       5,110,000
--------------------------------------------------------------------------------
                                                                      14,606,037

   Business Services: 1.4%

           151,100  SEI Corp.                                          3,513,075
--------------------------------------------------------------------------------


   Capital Goods: 1.7%

            36,000  Eaton Corp.                                        2,173,500
            42,500  ITT Industries, Inc.                               1,025,313
           110,300  Westinghouse Air Brake Co.                         1,240,875
--------------------------------------------------------------------------------
                                                                       4,439,688

   Consumer Durables/Non-Durables: 5.5%

            20,000  Blyth Industries, Inc.(1)                            970,000
            97,400  Collins & Aikman Co.(1)                              645,275
            33,500  Eastman Kodak Co.                                  2,629,750
            90,000  Ford Motor Company                                 2,812,500
            50,000  Liz Claiborne, Inc.                                1,862,500
            37,200  Philip Morris Cos., Inc.                           3,338,700
            70,000  Unifi, Inc.                                        1,925,000
--------------------------------------------------------------------------------
                                                                      14,183,725

   Consumer Services: 3.0%

            83,250  CUC International, Inc.(1)                         3,319,594
            30,000  Gannett Co.                                        2,111,250
            50,000  Times Mirror Co. Class A                           2,225,000
--------------------------------------------------------------------------------
                                                                       7,655,844

   Defense/Aerospace: 5.2%

            38,000  Lockheed Martin Corp.                              3,424,750
           120,000  McDonnell Douglas Corp.                            6,300,000
            32,000  United Technologies Corp.                          3,844,000
--------------------------------------------------------------------------------
                                                                      13,568,750
                                   6

                             FLAG INVESTORS
                           VALUE BUILDER FUND
--------------------------------------------------------------------------------
Statement of Net Assets (continued)                           September 30, 1996
(Unaudited)



                                                                    Market Value
            Shares                                                    (Note A)
--------------------------------------------------------------------------------
COMMON STOCK (continued)
   Electric Utilities: 1.0%

           100,000  Unicom Corp.                                     $ 2,512,500
--------------------------------------------------------------------------------


   Energy: 1.3%

            27,500  Burlington Resources, Inc.                         1,220,312
            35,800  MAPCO, Inc.                                        2,134,575
--------------------------------------------------------------------------------
                                                                       3,354,887

   Entertainment: 1.4%

           288,500  LodgeNet Entertainment Corp.(1)                    3,534,125
--------------------------------------------------------------------------------


   Financial Services: 6.7%

            83,500  American Express Co.                               3,861,875
            87,500  Countrywide Credit Industries, Inc.                2,242,188
            43,000  Federal Home Loan Mortgage Corp.                   4,208,625
            78,750  MBNA Corp.                                         2,736,562
            85,500  Travelers Group, Inc.                              4,200,188
--------------------------------------------------------------------------------
                                                                      17,249,438

   Health Care: 6.8%

            40,000  Amgen, Inc.(1)                                     2,525,000
            30,000  Baxter International, Inc.                         1,402,500
            19,000  Bristol-Myers Squibb                               1,831,125
            54,434  Eli Lilly & Co.                                    3,510,996
           114,000  Johnson & Johnson                                  5,842,500
            60,000  Mallinckrodt Group                                 2,497,500
--------------------------------------------------------------------------------
                                                                      17,609,621

   Hotels/Lodging: 1.0%

            40,000  Hilton Hotels Corp.                               1,135,000
            32,500  ITT Corp.(1)                                      1,417,812
--------------------------------------------------------------------------------
                                                                      2,552,812

         Housing: 1.5%

            55,000      Ryland Group, Inc.                              818,125
           108,000      USG Corp.(1)                                  3,199,500
--------------------------------------------------------------------------------
                                                                      4,017,625

                             FLAG INVESTORS
                           VALUE BUILDER FUND
--------------------------------------------------------------------------------
Statement of Net Assets (continued)                           September 30, 1996
(Unaudited)


                                                                    Market Value
            Shares                                                    (Note A)
--------------------------------------------------------------------------------
      COMMON STOCK (continued)
   Insurance: 9.4%

           125,000  Alexander & Alexander Services, Inc.             $ 2,078,125
           247,927  Conseco, Inc.                                     12,210,405
            80,000  EXEL Limited                                       2,780,000
           100,000  GCR Holdings Limited                               2,412,500
            32,500  ITT Hartford Group, Inc.                           1,917,500
            70,500  Mid Ocean Ltd.                                     3,005,062
--------------------------------------------------------------------------------
                                                                      24,403,592

   Multi-Industry: 1.0%

            33,400  Loews Corp.                                        2,584,325
--------------------------------------------------------------------------------


   Real Estate: 3.1%

            60,200  General Growth Properties, Inc.                    1,497,475
           324,136  Host Marriott Corp.(1)                             4,699,977
            25,000  Liberty Property Trust                               543,750
            35,000  National Health Investors, Inc.                    1,168,125
--------------------------------------------------------------------------------
                                                                       7,909,327

   Retail: 3.6%

           160,000  Eckerd Corp.(1)                                    4,480,000
           200,000  Kmart Corp.(1)                                     2,050,000
            19,000  J.C. Penney Company, Inc.                          1,028,375
            45,000  Tandy Corp.                                        1,816,875
--------------------------------------------------------------------------------
                                                                       9,375,250

   Technology: 3.0%

            70,400  Autodesk, Inc.                                     1,821,600
            38,000  International Business Machines Corp.              4,731,000
            33,400  Millipore Corp.                                    1,319,300
--------------------------------------------------------------------------------
                                                                       7,871,900

   Telecommunications: 1.4%

            69,000  MCI Communications                                 1,768,125
            57,000  Telefonos de Mexico SA Class L ADR                 1,831,125
--------------------------------------------------------------------------------
                                                                       3,599,250

   Transportation: 1.4%

            33,200  Conrail, Inc.                                      2,402,850
            17,491  Delta Air Lines, Inc.                              1,259,352
--------------------------------------------------------------------------------
                                                                       3,662,202

     Total Common Stock (Cost $113,391,040)                          177,855,848

                             FLAG INVESTORS
                           VALUE BUILDER FUND
--------------------------------------------------------------------------------
Statement of Net Assets (continued)                           September 30, 1996
(Unaudited)

            Shares/                                                 Market Value
            Par (000)                                                 (Note A)
--------------------------------------------------------------------------------
   CONVERTIBLE PREFERRED STOCK: 2.4%

            50,000  American Express Co., $2.30 DECS                 $ 3,350,000
            32,300  Conseco Inc., $4.28 Cvt. Pfd, Series E             2,866,625
--------------------------------------------------------------------------------

              Total Convertible Preferred Stock (Cost $3,827,813)      6,216,625
--------------------------------------------------------------------------------

   CONVERTIBLE BONDS: 1.3%

            $2,000  Richardson Electronics, Cvt. Deb,
                7.25%, 12/15/06                                        1,637,500
             2,000  Sizeler Property Investors, Cvt. Deb,
                8.00%, 7/15/03                                         1,800,000
--------------------------------------------------------------------------------

                    Total Convertible Bonds  (Cost $3,643,671)         3,437,500
--------------------------------------------------------------------------------

   CORPORATE BONDS: 21.0%

             1,000  American Life Holding Co., Sr Sub Nt,
                    11.25%, 9/15/04                                    1,142,500
             3,000  Arcadian Partners LP, Nt, 10.75%, 5/1/05           3,307,500
             1,000  Caesar's World, 8.875%, 8/15/02                    1,043,750
               873  Chattem, Inc., Sr Sub Deb, 12.75%, 6/15/04           915,559
             1,000  Chattem, Inc., Warrants, Expiring 6/17/99             15,853
             3,000  Conseco, Inc., Nt, 8.125%, 2/15/03                 3,045,000
               700  CSX Corp., Nt, 7.00%, 9/15/02                        705,250
               575  Dillard Dept. Stores, Nt, 7.15%, 9/1/02              580,031
             2,000  Eckerd Corp., Nt, 9.25%, 2/15/04                   2,085,000
               300  Exxon Capital Corp., Nt, 6.50%, 7/15/99              300,000
             2,000  FMC Corp., Nt, 8.75%, 4/1/99                       2,067,500
             1,000  Fund American Enterprise, Nt, 7.75%, 2/1/03          991,250
             3,800  HMH Properties, Nt, 9.50%, 5/15/05                 3,800,000
             3,000  Host Marriott Travel Plaza, Nt, 9.50%, 5/15/05     3,015,000
             2,775  ITT Corp., 6.25%, 11/15/00                         2,705,625
             2,000  John Q. Hammons Hotels LP, Nt, 8.875%, 2/15/04     1,925,000
             2,000  Jordan Industries, Nt, 10.375%, 8/1/03             1,970,000
             1,285  Markel Corp., Nt, 7.25%, 11/1/03                   1,281,788
             2,100  Marriott International, 7.875%, 4/15/05            2,144,625
             1,100  Masco Corp., Nt, 6.625%, 9/15/99                   1,097,250
             2,000  MCI Communications, Nt, 6.25%, 3/23/99             1,987,500
               500  MCI Communications, Nt, 7.50%, 8/20/04               511,875
             2,000  Nabisco, Inc., 6.70%, 6/15/02                      1,945,000
               500  New England Telephone & Telegraph, Nt,
                    6.15%, 9/1/99                                        493,125
             1,000  Noble Drilling Company, Nt, 9.25%, 10/1/03         1,042,500
               500  PepsiCo, Inc., Nt, 6.25%, 9/1/99                     495,625
               325  Petroleum Heat & Power, Nt, 12.25%, 2/1/05           362,375
             2,000  Petroleum Heat & Power, Nt, 9.375%, 2/1/06         1,910,000

                             FLAG INVESTORS
                           VALUE BUILDER FUND
--------------------------------------------------------------------------------
Statement of Net Assets (continued)                           September 30, 1996
(Unaudited)

            Par                                                     Market Value
            (000)                                                     (Note A)
--------------------------------------------------------------------------------


   CORPORATE BONDS (concluded)

            $2,000  RJR Nabisco, Inc., Nt, 7.625%, 9/15/03           $ 1,897,500
             1,500  Salomon, Inc., Nt, 7.125%, 8/1/99                  1,507,500
             1,000  Tektronix, Inc., Nt, 7.50%, 8/1/03                   998,750
             2,029  Teledyne, Inc., Series C, Deb,
                    10.00%, 6/1/04                                     2,039,145
             1,000  Tenneco, Inc., Nt, 7.875%, 10/1/02                 1,035,000
             1,000  Travelers Group, Inc., Nt, 6.125%, 6/15/00           973,750
             1,000  Union Pacific Co., 6.25%, 3/15/99                    991,250
             1,660  USG Corp., 8.50%, 8/1/05                           1,657,925
               500  Xerox Corp., Nt, 7.15%, 8/1/04                       496,250
--------------------------------------------------------------------------------
                        Total Corporate Bonds (Cost $53,592,318)      54,483,551
--------------------------------------------------------------------------------

   U.S. GOVERNMENT AND AGENCY SECURITIES: 3.1%

            1,000  Federal National Mortgage Assoc.,
                   7.6%, 5/24/06                                         997,810
--------------------------------------------------------------------------------
                   U.S. Treasury Notes

             3,000  5.125%, 2/28/98                                    2,966,040
             2,000  5.25%, 12/31/97                                    1,984,820
             2,000  5.625%, 6/30/97                                    2,000,160
--------------------------------------------------------------------------------
                                                                       6,951,020
                  Total U.S. Government Securities (Cost $7,961,066)   7,948,830
--------------------------------------------------------------------------------

   REPURCHASE AGREEMENT: 2.8%

             7,106  Goldman Sachs & Co., 5.65% Dated 9/30/96, to be
                    repurchased on 10/1/96, collateralized by U.S.
                    Treasury Notes with a market value of $7,195,611.
                    (Cost $7,106,000)                                  7,106,000
--------------------------------------------------------------------------------

   Total Investment in Securities: 99.3%

     (Cost $189,521,908)(2)                                          257,048,354
   Other Assets in Excess of Liabilities, Net: 0.7%                    1,869,866
--------------------------------------------------------------------------------
   Net Assets: 100.0%                                               $258,918,220
================================================================================

                             FLAG INVESTORS
                           VALUE BUILDER FUND
--------------------------------------------------------------------------------
Statement of Net Assets (concluded)                           September 30, 1996
(Unaudited)

                                                                    Market Value
                                                                      (Note A)
--------------------------------------------------------------------------------
   Net Asset Value and Redemption Price Per:

      Class A Share
       ($221,476,126 / 14,083,494 shares outstanding)                 $15.73
                                                                      ======
      Class B Share
        ($6,941,366 / 440,542 shares outstanding)                     $15.76(3)
                                                                      ======
      Class D Share
        ($14,165,449 / 901,810 shares outstanding)                    $15.71(4)
                                                                      ======
      Institutional Share
        ($16,335,279 / 1,031,796 shares outstanding)                  $15.83
                                                                      ======
   Maximum Offering Price Per:

      Class A Share
        ($15.73 / .955)                                               $16.47
                                                                      ======
      Class B Share                                                   $15.76
                                                                      ======
      Institutional Share                                             $15.83
                                                                      ======


(1) Non-income producing security.

(2) ALSO AGGREGATE COST FOR FEDERAL TAX PURPOSES.

(3) Redemption value is $15.13 following 4.00% maximum contingent deferred sales charge.

(4) Redemption value is $15.55 following 1.00% contingent deferred sales charge.

See accompanying Notes to Financial Statements.

                             FLAG INVESTORS
                           VALUE BUILDER FUND
--------------------------------------------------------------------------------
Statement of Operations              For the Six Months Ended September 30, 1996
(Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE A):

     Interest                                                      $ 2,774,128
     Dividends                                                       1,763,296
                                                                   -----------
         Total income                                                4,537,424
                                                                   -----------
EXPENSES:

     Investment advisory fee (Note B)                                1,003,894
     Distribution fee (Note B)                                         326,684
     Transfer agent fee (Note B)                                        40,000
     Accounting fee (Note B)                                            38,076
     Legal                                                              25,000
     Printing and postage                                               23,001
     Custodian fee                                                      17,500
     Registration fees                                                  16,499
     Audit                                                              12,501
     Miscellaneous                                                       5,501
     Organizational expense (Note A)                                     5,115
     Directors' fees                                                     4,500
     Insurance                                                           2,835
                                                                   -----------
       Total expenses                                                1,521,106
                                                                   -----------
         Net investment income                                       3,016,318
                                                                   -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

     Net realized gain from security transactions                      938,072
     Change in unrealized appreciation or depreciation
       of investments                                               15,614,738
                                                                   -----------
       Net gain on investments                                      16,552,810
                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $19,569,128
                                                                   ===========
-------------------------------------------------------------------------------
See accompanying Notes to Financial Statements.

                             FLAG INVESTORS
                           VALUE BUILDER FUND
--------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                              For the Six Months
                                                                    Ended            For the Year
                                                             September 30, 1996          Ended
                                                                 (Unaudited)        March 31, 1996
---------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS:

Operations:

     Net investment income                                       $ 3,016,318           $ 5,157,897
     Net realized gain from security transactions                    938,072             4,755,355
     Change in unrealized appreciation or depreciation of
       investments                                                15,614,738            37,398,630
                                                                 -----------           -----------
Net increase in net assets resulting from operations              19,569,128            47,311,882
                                                                 -----------           -----------


DISTRIBUTIONS TO SHAREHOLDERS FROM:

     Net investment income:
       Class A Shares                                             (2,193,598)           (4,710,084)
       Class B Shares                                                (34,400)              (25,557)
       Class D Shares                                               (119,790)             (319,956)
       Institutional Shares                                         (143,877)              (19,252)
     Net realized short-term gains:
       Class A Shares                                                     --              (517,708)
       Class B Shares                                                     --                (7,307)
       Class D Shares                                                     --               (37,816)
       Institutional Shares                                               --               (12,834)
     Net realized long-term gains:
       Class A Shares                                                     --            (4,012,860)
       Class B Shares                                                     --               (52,673)
       Class D Shares                                                     --              (298,195)
       Institutional Shares                                               --               (76,965)
                                                                  ----------           -----------
         Total distributions                                      (2,491,665)          (10,091,207)
                                                                  ----------           -----------
CAPITAL SHARE TRANSACTIONS (NOTE C):

     Proceeds from sale of shares                                 22,317,960            51,325,277
     Value of shares issued in reinvestment of dividends           2,157,852             9,094,751
     Cost of shares repurchased                                  (12,357,047)          (26,963,230)
                                                                 -----------           -----------
     Increase in net assets derived from capital share
       transactions                                               12,118,765            33,456,798
                                                                 -----------           -----------
     Total increase in net assets                                 29,196,228            70,677,473
                                                                 -----------           -----------
NET ASSETS:

     Beginning of period                                         229,721,992           159,044,519
                                                                ------------          ------------
     End of period                                              $258,918,220          $229,721,992
                                                                ============          ============
--------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

                             FLAG INVESTORS
                           VALUE BUILDER FUND
--------------------------------------------------------------------------------


Financial Highlights -- Class A Shares
(For a share outstanding throughout each period)


                                                         For the           For the Year Ended         For the Period
                                                    Six Months Ended            March 31,            June 15, 1992(1)
                                                     Sept. 30, 1996   ------------------------------     through
                                                       (Unaudited)    1996        1995        1994    March 31, 1993
-------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
  Net asset value at beginning of period                 $ 14.68      $ 12.02   $  11.23    $  11.25    $ 10.00
                                                         ------------------------------------------------------------
Income from Investment Operations:
  Net investment income                                     0.19         0.36       0.35        0.40       0.18
  Net realized and unrealized gain/
    (loss) on investments                                   1.02         3.03       0.80       (0.04)      1.18
                                                         ------------------------------------------------------------
  Total from Investment Operations                          1.21         3.39       1.15        0.36       1.36

Less Distributions:
  Dividends from net investment income
    and short-term gains                                   (0.16)       (0.41)     (0.35)      (0.38)     (0.11)
  Distributions from net realized
    long-term gains                                           --        (0.32)     (0.01)         --         --
                                                         ------------------------------------------------------------
  Total distributions                                      (0.16)       (0.73)     (0.36)      (0.38)     (0.11)
                                                         ------------------------------------------------------------
  Net asset value at end of period                       $ 15.73      $ 14.68    $ 12.02    $  11.23    $ 11.25
                                                         ============================================================
Total Return(2)                                             8.33%       28.86%     10.57%       3.14%     13.73%

Ratios to Average Daily Net Assets:

  Expenses                                                  1.25%(3)     1.31%      1.35%(4)    1.35%(4)   1.35%(3,4)
  Net investment income                                     2.54%(3)     2.72%      3.07%(5)    3.14%(5)   2.88%(3,5)

Supplemental Data:

  Net assets at end of period (000)                     $221,476    $200,020    $146,986    $131,097    $83,535
  Portfolio turnover rate                                      6%         15%         18%          8%         8%
  Average commissions per share                          $ 0.056          --          --          --         --

---------------------------------------------------------------------------------------------------------------------

(1) Commencement of operations.
(2) Total return excludes the effect of sales charge.
(3) Annualized.
(4) Without the waiver of advisory fees (Note B), the ratio of expenses to average daily net assets would have been 1.40%, 1.38% and 1.70% (annualized) for the years ended March 31, 1995, 1994 and the period ended March 31, 1993, respectively.
(5) Without the waiver of advisory fees (Note B), the ratio of net investment income to average daily net assets would have been 3.02%, 3.11% and 2.53% (annualized) for the years ended March 31, 1995, 1994 and the period ended March 31, 1993, respectively. See accompanying Notes to Financial Statements.

                             FLAG INVESTORS
                           VALUE BUILDER FUND
--------------------------------------------------------------------------------

Financial Highlights -- Class B Shares
(For a share outstanding throughout each period)

                                                                          For the       For the      For the Period
                                                                     Six Months Ended  Year Ended    Jan. 3, 1995(1)
                                                                      Sept. 30, 1996    March 31,        through
                                                                        (Unaudited)       1996        March 31, 1995
-----------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
  Net asset value at beginning of period                                   $14.71         $12.01          $11.14
                                                                           ------         ------          ------
Income from Investment Operations:
  Net investment income                                                      0.12           0.21            0.08
  Net realized and unrealized gain on investments                            1.04           3.05            0.79
                                                                           ------         ------          ------
  Total from Investment Operations                                           1.16           3.26            0.87

Less Distributions:
  Dividends from net investment income and short-term gains                 (0.11)         (0.24)             --
  Distributions from net realized long-term gains                              --          (0.32)             --
                                                                           ------         ------          ------
  Total distributions                                                       (0.11)         (0.56)             --
                                                                           ------         ------          ------
  Net asset value at end of period                                         $15.76         $14.71          $12.01
                                                                           ======         ======          ======

Total Return(2)                                                              7.91%         27.89%           7.81%

Ratios to Average Daily Net Assets:
  Expenses                                                                   2.00%(3)       2.06%           2.10%(3,4)
  Net investment income                                                      1.79%(3)       1.97%           2.94%(3,5)

Supplemental Data:

  Net assets at end of period (000)                                        $6,941         $4,178           $ 341
  Portfolio turnover rate                                                       6%            15%             18%
  Average commissions per share                                            $0.056             --              --
-----------------------------------------------------------------------------------------------------------------------

(1) Commencement of operations.
(2) Total return excludes the effect of sales charge.
(3) Annualized.
(4) Without the waiver of advisory fees (Note B), the ratio of expenses to average daily net assets would have been 2.17% (annualized) for the period ended March 31, 1995.
(5) Without the waiver of advisory fees (Note B), the ratio of net investment income to average daily net assets would have been 2.87% (annualized) for the period ended March 31, 1995.

See accompanying Notes to Financial Statements.

                             FLAG INVESTORS
                           VALUE BUILDER FUND
--------------------------------------------------------------------------------
Financial Highlights -- Class D Shares
(For a share outstanding throughout each period)


                                                         For the           For the Year Ended         For the Period
                                                    Six Months Ended            March 31,             Nov. 9, 1992(1)
                                                     Sept. 30, 1996  -------------------------------     through
                                                       (Unaudited)    1996        1995        1994    March 31, 1993
---------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
  Net asset value at beginning of period                 $ 14.66     $  12.01    $ 11.22     $ 11.24     $10.45
                                                         -------     --------    -------     -------     ------
Income from Investment Operations:
  Net investment income                                     0.17         0.33       0.31        0.36       0.14
  Net realized and unrealized gain/
    (loss) on investments                                   1.01         3.02       0.80       (0.04)      0.74
                                                         -------     --------    -------     -------     ------
  Total from Investment Operations                          1.18         3.35       1.11        0.32       0.88

Less Distributions:
  Dividends from net investment income
    and short-term gains                                   (0.13)       (0.38)     (0.31)      (0.34)     (0.09)
  Distributions from net realized long-term gains             --        (0.32)     (0.01)         --         --
                                                         -------      -------    -------     -------     ------
  Total distributions                                      (0.13)       (0.70)     (0.32)      (0.34)     (0.09)
                                                         -------      -------    -------     -------     ------
  Net asset value at end of period                       $ 15.71      $ 14.66    $ 12.01     $ 11.22     $11.24
                                                         =======      =======    =======     =======     ======
Total Return(2)                                             8.12%       28.44%     10.18%       2.78%      9.00%

Ratios to Average Daily Net Assets:
  Expenses                                                  1.60%(3)     1.66%      1.70%(4)    1.70%(4)   1.70%(3,4)
  Net investment income                                     2.19%(3)     2.37%      2.72%(5)    2.79%(5)   2.83%(3,5)

Supplemental Data:

  Net assets at end of period (000)                      $14,165     $13,757     $11,717     $11,051     $6,285
  Portfolio turnover rate                                      6%         15%         18%          8%         8%
  Average commissions per share                          $ 0.056          --          --          --         --
---------------------------------------------------------------------------------------------------------------------------

(1) Commencement of operations.
(2) Total return excludes the effect of sales charge.
(3) Annualized.
(4) Without the waiver of advisory fees (Note B), the ratio of expenses to average daily net assets would have been 1.74%, 1.73% and 1.93% (annualized) for the years ended March 31, 1995, 1994 and the period ended March 31, 1993, respectively.
(5) Without the waiver of advisory fees (Note B), the ratio of net investment income to average daily net assets would have been 2.68%, 2.76% and 2.60% (annualized) for the years ended March 31, 1995, 1994 and the period ended March 31, 1993, respectively.

See accompanying Notes to Financial Statements.

                             FLAG INVESTORS
                           VALUE BUILDER FUND
--------------------------------------------------------------------------------
Financial Highlights -- Institutional Shares
(For a share outstanding throughout each period)

                                                                                  For the         For the Period
                                                                              Six Months Ended    Nov. 1, 1995(1)
                                                                               Sept. 30, 1996        through
                                                                                 (Unaudited)      March 31, 1996
---------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
  Net asset value at beginning of period                                           $ 14.77           $ 13.89
                                                                                   -------           -------
Income from Investment Operations:
  Net investment income                                                               0.20              0.13
  Net realized and unrealized gain on investments                                     1.02              1.17
                                                                                   -------           -------
  Total from Investment Operations                                                    1.22              1.30

Less Distributions:
  Dividends from net investment income and short-term gains                          (0.16)            (0.10)
  Distributions from net realized long-term gains                                    --                (0.32)
                                                                                   -------           -------
  Total distributions                                                                (0.16)            (0.42)
                                                                                   -------           -------
  Net asset value at end of period                                                 $ 15.83           $ 14.77
                                                                                   =======           =======
Total Return                                                                          8.39%            21.12%(2)

Ratios to Average Daily Net Assets:
  Expenses                                                                            1.00%(2)          1.03%(2)
  Net investment income                                                               2.79%(2)          2.89%(2)

Supplemental Data:
  Net assets at end of period (000)                                                $16,335           $11,768
  Portfolio turnover rate                                                                6%               15%
  Average commissions per share                                                    $ 0.056             --
---------------------------------------------------------------------------------------------------------------------------

(1) Commencement of operations.
(2) Annualized.

See accompanying Notes to Financial Statements.

                             FLAG INVESTORS
                           VALUE BUILDER FUND

--------------------------------------------------------------------------------

Notes to Financial Statements

A. Significant Accounting Policies - Flag Investors Value Builder Fund, Inc. ("the Fund") was organized as a Maryland Corporation on March 5, 1992 and commenced operations June 15, 1992. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end Management Investment Company seeking long-term growth of capital and current income through diversified investments in a professionally managed balanced portfolio of equity and debt securities. On November 9, 1992, the Fund began offering Class D Shares (formerly Class B Shares), and on January 3, 1995, the Fund began offering Class B Shares. The Class A, Class B and Class D Shares have different sales charges and distribution fees, and both the Class B and Class D Shares have a contingent deferred sales charge. As of November 18, 1994, Class D Shares are no longer available for sale; however, existing shareholders may reinvest their dividends. On November 2, 1995, the Fund began offering Institutional Shares, which are not subject to a front-end sales charge, a distribution fee or a contingent deferred sales charge.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant accounting policies are as follows:

    Security Valuation - Portfolio securities that are listed on a National Securities Exchange are valued on the basis of their last price or in the absence of recorded sales, at the average of readily available closing bid and asked prices. Unlisted securities held by the Fund are valued at the average of the quoted bid and asked prices in the over-the-counter market. Short-term obligations with maturities of 60 days or less are valued at amortized cost.

    Repurchase Agreements - The Fund may agree to purchase money market instruments subject to the seller's agreement to repurchase them at an agreed upon date and price. The seller, under a repurchase agreement, will be required on a daily basis to maintain as collateral the value of the securities subject to the agreement at not less than the repurchase price. The agreement is conditioned upon the collateral being deposited under the Federal Reserve book-entry system.

    Federal Income Taxes - No provision is made for federal income taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to continue to make requisite distributions to the shareholders that will be sufficient to relieve it from all or substantially all federal income and excise taxes. The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income and net realized capital gains.

    Other - Security transactions are accounted for on the trade date and the cost of investments sold or redeemed is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis and includes, when applicable, the pro rata amortization of premiums and accretion of discounts. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Costs incurred by the Fund in connection with its organization and the initial public offering of shares have been deferred and are being amortized on the straight-line method over a five-year period beginning on the date on which the Fund commenced its investment activities.

B. Investment Advisory Fees, Transactions with Affiliates and Other Fees - Investment Company Capital Corp. ("ICC"), a subsidiary of Alex. Brown Financial Corp., is the Fund's investment advisor and Alex. Brown Investment Management ("ABIM") is the Fund's subadvisor. As compensa-

                             FLAG INVESTORS
                           VALUE BUILDER FUND
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

    tion for its advisory services, ICC receives from the Fund an annual fee, calculated daily and paid monthly, at the following annual rates based upon the Fund's average daily net assets: 1.00% of the first $50 million, 0.85% of the next $50 million, 0.80% of the next $100 million and 0.70% of that portion in excess of $200 million.

    As compensation for its subadvisory services, ABIM receives a fee from ICC, payable from its advisory fee, calculated daily and paid monthly, at the following annual rates based upon the Fund's average daily net assets: 0.75% of the first $50 million, 0.60% of the next $150 million and 0.50% of that portion in excess of $200 million.

    ICC has agreed to reduce its aggregate fees so that ordinary expenses of the Fund for any fiscal year do not exceed 1.35% of the average daily net assets of Class A Shares, 2.10% of the average daily net assets of Class B Shares, 1.70% of the average daily net assets of Class D Shares and 1.10% of the average daily net assets of Institutional Shares.

    As compensation for its accounting services, ICC receives from the Fund an annual fee, calculated daily and paid monthly, from the Fund's average daily net assets. ICC received $38,076 for accounting services for the six months ended September 30, 1996.

    As compensation for its transfer agent services, ICCreceives from the Fund a per account fee, calculated and paid monthly. ICC received $40,000 for transfer agent services for the six months ended September 30, 1996.

    As compensation for providing distribution services, Alex. Brown & Sons Incorporated ("Alex. Brown") receives from the Fund an annual fee, calculated daily and paid monthly, at an annual rate equal to 0.25% of the average daily net assets of Class A Shares, 1.00% (includes 0.25% shareholder servicing fee) of the average daily net assets of Class B Shares, and 0.60% of the average daily net assets of Class D Shares. For the six months ended September 30, 1996, distribution fees aggregated $326,684, of which $258,448 was attributable to the Class A Shares, $27,000 was attributable to the Class B Shares and $41,236 was attributable to the Class D Shares. Alex. Brown received no commissions from the Fund for the six months ended September 30, 1996.

    The fund complex of which the Fund is a part has adopted a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the period January 1, 1996 through September 30, 1996 was approximately $4,000, and the accrued liability was approximately $20,500.

C. Capital Share Transactions - The Fund is authorized to issue up to 35 million shares of $.001 par value capital stock (20 million Class A, 5 million Class B, 5 million Institutional, 3 million Class D and 2 million undesignated). Transactions in shares of the Fund were as follows:

                                 Class A Shares
                          ---------------------------
                           For the Six      For the
                          Months Ended        Year
                          September 30,       Ended
                              1996          March 31,
                           (Unaudited)        1996
                          -------------     ---------

    Shares sold             1,098,145       2,645,585
    Shares issued to share-
      holders on reinvest-
      ment of dividends       130,528         611,385
    Shares redeemed          (768,449)     (1,862,910)
                            ---------      ----------
    Net increase in shares
      outstanding             460,224       1,394,060
                           ==========      ==========
    Proceeds from sale
      of shares          $ 16,323,620    $ 36,567,203
    Value of reinvested
      dividends             1,900,564       8,303,476
    Cost of shares
      redeemed            (11,362,262)    (25,776,184)
                          -----------     -----------
    Net increase from
      capital share
      transactions        $ 6,861,922    $ 19,094,495
                          ===========    ============

                             FLAG INVESTORS
                           VALUE BUILDER FUND
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

                                 Class B Shares
                          ---------------------------
                           For the Six      For the
                          Months Ended        Year
                          September 30,       Ended
                              1996          March 31,
                           (Unaudited)        1996
                          -------------     ---------

    Shares sold               166,309         252,563
    Shares issued to share-
      holders on reinvest-
      ment of dividends         2,113           5,788
    Shares redeemed           (11,888)         (2,754)
                           ----------      ----------
    Net increase in shares
      outstanding             156,534         255,597
                           ==========      ==========
    Proceeds from sale
      of shares            $2,486,563      $3,471,865
    Value of reinvested
      dividends.               30,957          79,812
    Cost of shares
      redeemed               (176,290)        (39,242)
                           ----------      ----------
    Net increase from
      capital share
      transactions         $2,341,230      $3,512,435
                           ==========      ==========

                                 Class D Shares
                          ---------------------------
                           For the Six      For the
                          Months Ended        Year
                          September 30,       Ended
                              1996          March 31,
                           (Unaudited)        1996
                          -------------     ---------

    Shares sold                    --              --
    Shares issued to share-
      holders on reinvest-
      ment of dividends         7,553          45,398
    Shares redeemed           (44,037)        (82,585)
                            ---------     -----------
    Net decrease in shares
      outstanding             (36,484)        (37,187)
                            =========     ===========
    Proceeds from sale
      of shares             $      --     $        --
    Value of reinvested
      dividends               109,981         616,247
    Cost of shares
      redeemed               (657,368)     (1,105,221)
                            ---------     -----------
    Net decrease from
      capital share
      transactions          $(547,387)    $  (488,974)
                            =========     ===========


                              Institutional Shares
                          ------------------------------
                           For the Six     For the
                          Months Ended      Period
                          September 30,  Nov. 2, 1995(1)
                              1996       to March 31,
                           (Unaudited)       1996
                          -------------  ---------------

    Shares sold               237,481         793,108
    Shares issued to share-
      holders on reinvest-
      ment of dividends         7,939           6,860
    Shares redeemed           (10,555)         (3,037)
                           ----------     -----------
    Net increase in shares
      outstanding             234,865         796,931
                           ==========     ===========
    Proceeds from sale
      of shares            $3,507,777     $11,286,209
    Value of reinvested
      dividends               116,350          95,216
    Cost of shares
      redeemed               (161,127)        (42,583)
                           ----------     -----------
    Net increase from
       capital share
       transactions        $3,463,000     $11,338,842
                           ==========     ===========
-----------------------------------------------------------------------------
    (1) Commencement of operations.

 D. Investment Transactions - Purchases and sales of investment securities, other than short-term and U.S. government obligations, aggregated $17,869,465 and $5,868,879, respectively, for the six months ended September 30, 1996. Purchases of U.S. government obligations aggregated $1,000,000 and sales of U.S. government obligations aggregated $1,000,000 for the period.

    At September 30, 1996, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $69,589,451 and aggregate gross unrealized depreciation of all securities in which there is an excess of tax cost over value was $2,063,005.

                             FLAG INVESTORS
                           VALUE BUILDER FUND
--------------------------------------------------------------------------------
Notes to Financial Statements (concluded)

E.  Net Assets - At September 30, 1996, net assets consisted of:

    Paid-in capital:
      Flag Investors Class A Shares      $157,853,534
      Flag Investors Class B Shares         6,181,526
      Flag Investors Class D Shares         9,661,669
      Flag Investors Institutional
        Shares                             14,801,842
    Undistributed net
      investment income                     1,844,274
    Accumulated net realized gain
      from security transactions            1,048,929
    Unrealized appreciation of
      investments                          67,526,446
                                         ------------
                                         $258,918,220
                                         ============
Directors and Officers

Truman T. Semans
Chairman
James J. Cunnane
Director
Richard T. Hale
Director
John F. Kroeger
Director
Louis E. Levy
Director
Eugene J. McDonald
Director
W. James Price
Director
Harry Woolf
Director


Hobart C. Buppert, II
President
J. Dorsey Brown, III
Executive Vice President
Lee S. Owen
Executive Vice President
Bruce E. Behrens
Vice President
Gary V. Fearnow
Vice President
Edward J. Veilleux
Vice President
Scott J. Liotta
Vice President
Joseph A. Finelli
Treasurer
Edward J. Stoken
Secretary
Laurie D. DePrine
Assistant Secretary


Investment Objective

A balanced mutual fund designed to maximize total return through a combination of long-term growth of capital and current income.

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